Long-term Obligations under Capital Lease - Repayments Due for Obligations Under Capital Lease (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Capital Lease Obligations [Abstract]
2017	$ 40,923
2018	49,670
2019	50,039
2020	138,484
2021	34,435
Thereafter	236,282
Capital Leases, Future Minimum Payments Due, Total	549,833
Less amounts representing interest	(51,049)
Capital Lease Obligation	$ 498,784